Federated Investors
World-Class Investment Manager

Federated Utility Fund, Inc.

14TH SEMI-ANNUAL REPORT

August 31, 2001

Established 1988

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Utility Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated Utility Fund, Inc. was created in 1988, and I am pleased to present its 14th Semi-Annual Report, which covers the time period of March 1, 2001 through August 31, 2001, the first half of the fund's fiscal year. The fund provides current income and growth opportunities through a diversified portfolio of good dividend-paying and well-recognized utility companies1 supplying light, heat and telecommunications services and products to millions of customers. Utility stocks do have a long tradition of generating strong earnings and dividends.

As of August 31, 2001, the fund's total net assets of $828.1 million were invested in about 74 U.S. and foreign corporations with a median market capitalization of $33.3 billion. Market capitalization is calculated by multiplying the number of shares outstanding by the current market price of the company's shares. Typical fund investments included SBC Communications, Duke Energy and American Electric Power.

This report begins with an interview with fund manager John L. Nichol, Vice President of Passport Research, Ltd. Following his discussion of the current utility industry environment and the fund's performance are three additional items of shareholder interest: a series of graphs showing the fund's long-term investment performance, a complete listing of the fund's holdings in stocks and convertible securities and publication of the fund's financial statements. I urge all shareholders to read John's comments and review the fund's portfolio.

1 Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. Utility securities are interest rate sensitive, and a rise in interest rates can cause their value to fall.

This six-month reporting period for the U.S. and international stock markets continued to be difficult, with volatility in many stocks across all sectors. With little good news on the U.S. economy, stock prices fell, which had a negative impact on fund performance. Individual share class total returns and income distributions for the fund follow.2

	Total Return	Income	Net Asset Value Change
Class A Shares	(6.20)%	$0.180	$9.94 to $9.15 = (7.95)%
Class B Shares	(6.66)%	$0.143	$9.95 to $9.15 = (8.04)%
Class C Shares	(6.67)%	$0.143	$9.94 to $9.14 = (8.05)%
Class F Shares	(6.20)%	$0.180	$9.94 to $9.15 = (7.95)%

Although the returns are disappointing, the fund's beta of 0.48 means it experienced less volatility than the stock market overall.3 In this difficult equity environment, the fund's emphasis on lower risk, broad diversification and high-quality stocks can be a positive attribute. The fund does offer more moderate equity investors a way to participate in a sector that historically has experienced lower volatility than other market sectors and also provides monthly income. The fund's Class A Shares' 30-day SEC yield, for example, was 3.86% (based on net asset value) and 3.65% (based on offering price) as of August 31, 2001. In addition, the rate cuts by the Federal Reserve Board year-to-date have begun to take effect and may further assist the prices of bonds and interest rate-sensitive securities, including utilities. In fact, the current yields on many stocks and bonds are attractive and very competitive. We do believe dividends matter to shareholders and are a sign of a corporation's strength and focus on shareholders' interest.

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C and F shares were (11.37)%, (11.72)%, (7.59)% and (8.05)%, respectively. Current performance information is available at our Web site www.federatedinvestors.com or by calling 1-800-341-7400.

3 Beta is a measure of a fund's or stock's volatility compared to that of the overall stock market, which, as measured by the S&P 500 Index, has a beta of 1.00. A fund with a lower beta can be expected to fluctuate in value less than the S&P 500 Index, whereas a fund with a higher beta will fluctuate more. For example, a beta of 0.50 means that a fund can be expected to fluctuate in value half as much as the S&P 500 Index.

Thank you for participating in the income and growth opportunities of the portfolio's 74 selected companies. Remember, adding to your investment and reinvesting your dividends in additional shares is a convenient way to build the value of your account and benefit from compounding.4

As always, we welcome your comments and suggestions.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
October 15, 2001

4 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

John L. Nichol, CFA

Vice President

Passport Research, Ltd.

Investment Review

What are your comments on the utility market and the fund's performance during the reporting period?

Stock market volatility--just look at the Dow Jones Industrial Average--has been terrible (incredible!). The environment for equities, even the defensive sectors, has been difficult. Utility companies' returns have been disappointing, and independent power producers and companies with exposure to California have had serious problems regarding their earnings. The telecommunications sector had earnings difficulties as well. Local telephone companies and emerging telecommunications companies are also suffering. For the six-month reporting period ended August 31, 2001, the S&P Utility Index returned (13.19)% and the S&P Communications Index performance was (12.09)%.1

In general, our traditional holdings of electric companies like TXU Corp. and Cinergy Corporation along with the local telephone companies like Verizon Communications and Alltel Corporation contributed positively to the fund's performance. Our underweight in emerging telecommunications also helped the fund's performance, whereas natural gas and independent power producers held back fund performance.

Our daily analysis of portfolio issues, which includes a review of expected earnings and current balance sheet issues, remains the way we evaluate our sector weightings. Please see the sector weightings chart as of August 31, 2001, below for details.

Sector	Percentage of Net Assets	Number of Issues
Electrics	36.4%	34
Natural Gas	16.1%	9
Telephone -- Local	15.1%	7
Non-Utility Companies	8.6%	11
Telephone -- Long-Distance	7.5%	4
Foreign Utilities	5.5%	6
Telephone -- Wireless	2.9%	3

1 The S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electric companies. The S&P Communications Index is an unmanaged market cap-weighted index of communications companies. Investments cannot be made in an index.

What was your strategy for the fund's sector weightings during this period?

Our fund strategy over the last six months was to reduce volatility and maintain a strong income component by lowering the fund's exposure to growth utilities such as Enron Corporation and Calpine Corporation. We further lowered our exposure to emerging telecommunications stocks like Global Crossing Ltd. and Level 3 Communications, while shifting into companies with quality earnings and strong balance sheets. Therefore, during this reporting period, we have favored large-capitalization companies with favorable valuations, diversified stable cash flows and balance sheets that allow for financial flexibility. This theme led to ownership of SBC Communications and Verizon Communications (local telephone companies) and American Electric Power, Duke Energy and FirstEnergy (traditional electrics).

What were the fund's top ten holdings as of August 31, 2001?

The top ten holdings were as follows:

Name	Sector	Percentage of Net Assets
SBC Communications, Inc.	Telecommunications	4.67%
Verizon Communications	Telecommunications	4.35%
TCI Pacific Communications Conv. Pfd.	Telecommunications	4.06%
Duke Energy Corp., Conv. Pfd.	Utility - Electric	3.13%
Utilitcorp United, Inc., Conv. Pfd.	Utility - Electric	2.79%
FirstEnergy Corp.	Utility - Electric	2.52%
NRG Energy, Inc., Conv. Pfd.	Utility - Electric	2.48%
TXU Corp., Conv. Pfd.	Utility - Electric	2.31%
NICOR, Inc.	Utility -- Natural Gas	2.24%
Sempra Energy	Utility -- Natural Gas	2.15%
TOTAL		30.70%

What were some of the fund's recent utility purchases?

American Electric Power (2.10% of net assets) is one of the largest integrated electric utility companies with both generation and distribution assets, a diversification that provides for stable and consistent earnings and cash flows. NRG Energy (2.48% of net assets) is a diversified independent power producer with favorable growth prospects due to its unregulated businesses. FirstEnergy (2.52% of net assets) is a Midwest-based traditional electric company that is merging with an eastern U.S. electric company, GPU (0.93% of net assets).

Looking ahead to 2002, what is your outlook for utility stocks?

Our outlook for the fund and its two major sectors (utilities and telecommunications) next year is positive. Two important themes are deregulation and consolidation. In the telecommunications sector, after the excesses of 1997-2000, opportunities now exist in consolidation and restructuring plays that could provide significant upsides. In utilities, improving fundamentals and earnings growth due to deregulation, infrastructure shortages, and bottlenecks should lead to an upward revaluation of the whole utility sector. Specifically, the independent power producers, natural gas utilities and long-distance telephone companies will be areas of focus due to their current low valuation levels and strong growth prospects.

Portfolio of Investments

August 31, 2001 (unaudited)

Shares			Value
		COMMON STOCKS--47.1%
		Energy--1.4%
129,500		Chevron Corp.	$11,752,125

		Financials--0.5%
68,800		Equity Office Properties Trust	2,207,792
73,000		Simon Property Group, Inc.	2,138,900

		TOTAL	4,346,692

		Telecommunication Services--16.8%
204,900		Alltel Corp.	11,884,200
594,100		BCE, Inc.	14,745,562
253,500		BellSouth Corp.	9,455,550
37,000		British Telecommunications PLC, ADR	2,316,570
110,200		Deutsche Telekom AG, ADR	1,713,610
81,200		Nippon Telegraph & Telephone Corp., ADR	1,834,308
945,700		SBC Communications, Inc.	38,688,587
517,500		Sprint Corp.	12,078,450
239,000		Telefonos de Mexico, Class L, ADR	8,713,940
720,300		Verizon Communications, Inc.	36,015,000
107,900		WorldCom, Inc. - MCI Group	1,390,831

		TOTAL	138,836,608

		Utilities--28.4%
79,000		Alliant Energy Corp.	2,400,020
379,100		American Electric Power Co., Inc.	17,351,407
543,300		Cinergy Corp.	17,494,260
56,000		Consolidated Edison, Inc.	2,290,400
48,200		DTE Energy Co.	2,086,578
355,500		Dynegy, Inc., Class A	14,991,435
357,000		Enron Corp.	12,491,430
56,500		Entergy Corp.	2,176,380
34,000		Exelon Corp.	1,856,400
38,000		FPL Group, Inc.	2,065,300
634,700		FirstEnergy Corp.	20,875,283
Shares			Value
		COMMON STOCKS--continued
		Utilities--continued
202,600		GPU, Inc.	$7,735,268
357,600		KeySpan Corp.	11,550,480
478,400		NICOR, Inc.	18,542,784
164,900		NSTAR	7,347,944
304,700		Peoples Energy Corp.	11,974,710
98,900		Pinnacle West Capital Corp.	4,411,929
187,300		Progress Energy, Inc.	7,808,537
46,500		Public Service Enterprises Group, Inc.	2,152,950
71,600		Reliant Energy, Inc.	2,152,296
101,500	[1]	Reliant Resources, Inc.	1,997,520
85,900		SCANA Corp.	2,325,313
658,300		Sempra Energy	17,833,347
184,000		Southern Co.	4,263,280
79,500		TECO Energy, Inc.	2,280,855
387,156		TXU Corp.	18,382,167
498,112		Williams Cos., Inc. (The)	16,213,546
84,300		Xcel Energy, Inc.	2,309,820

		TOTAL	235,361,639

		TOTAL COMMON STOCKS (IDENTIFIED COST $355,473,764)	390,297,064

		PREFERRED STOCKS--40.9%
		Consumer Discretionary--2.9%
272,200		Cox Communications, Inc., PRIDES, $3.50	14,467,430
160,400		Reliant Energy, Inc., PHONES, $1.17	9,756,490

		TOTAL	24,223,920

		Energy--1.3%
111,000		Apache Corp., Conv. Pfd., $2.02	4,453,875
103,000		EVI, Inc. - E, Inc., Conv. Pfd., $2.50	4,304,988
36,000		Pogo Producing Co., Conv. Pfd., $3.25	2,009,088

		TOTAL	10,767,951

		Telecommunication Services--12.9%
187,000		BroadWing, Inc., Cumulative Conv. Pfd., (Series B), $3.38	7,882,050
281,800		Citizens Communications Co., Conv. Pfd., $1.09	6,608,210
219,600		Cox Communications, Inc., PRIDES, $6.86 (into Sprint PCS)	13,066,200
Shares or Principal Amount			Value
		PREFERRED STOCKS--continued
		Telecommunication Services--continued
697,000		Mediaone Group, DECS, $3.04	$16,344,650
366,200	[2]	Qwest Trends Trust Conv. Pfd., $2.40	14,280,701
201,000		TCI Pacific Communications, Inc., Conv. Pfd., $5.00	33,592,125
683,000		WorldCom, Inc., Conv. Pfd., (Series F), $1.75	15,330,618

		TOTAL	107,104,554

		Utilities--23.8%
202,500		AES Trust VII, Conv. Pfd., $3.00	9,685,777
527,700		CMS Energy Corp., Conv. Pfd., $3.63	17,519,640
16,000		Calpine Corp., Conv. Pfd., $2.50	837,584
144,000	[2,3]	Calpine Corp., Conv. Pfd., $2.50	7,542,000
196,900		Dominion Resources, Inc., Conv. Pfd., $4.75	11,873,070
975,000		Duke Energy Corp., Conv. Pfd., $1.21	25,935,000
470,800		El Paso Corp., PRIDES, $1.66	15,800,048
143,200		Enron Corp., Note, $1.56	4,092,656
232,500		K N Energy, Inc., Conv. Pfd., $3.54	16,544,700
170,000		Mirant Corp., Conv. Pfd., (Series A), $3.13	10,935,250
978,000		NRG Energy, Inc., Conv. Pfd., $1.38	20,528,220
183,200		NiSource, Inc., Conv. Pfd., $3.88	8,903,520
200,000		PPL Corp., Conv. Pfd., $2.13	4,430,000
726,100		TXU Corp., Conv. Pfd., $4.63	19,169,040
677,500		Utilicorp United, Inc., Conv. Pfd., $2.44	23,102,750

		TOTAL	196,899,255

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $352,783,693)	338,995,680

		CORPORATE BONDS--3.9%
		Consumer Discretionary--1.4%
$11,800,000		Charter Communications, Inc., Conv. Bond, 4.75%, 6/1/2006	11,645,184

		Energy--0.5%
3,650,000		Kerr-McGee Corp., Conv. Bond, 5.25%, 2/15/2010	4,176,002

		Telecommunication Services--1.3%
2,400,000		NEXTEL Communications, Inc., Conv. Bond, 4.75%, 7/1/2007	1,794,384
15,400,000	[2]	NEXTEL Communications, Inc., Conv. Bond, 5.25%, 1/15/2010	8,926,610

		TOTAL	10,720,994

Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Utilities--0.7%
$6,300,000		Orion Power Holdings, Inc., Sr. Conv. Note, 4.50%, 6/1/2008	$5,742,450

		TOTAL CORPORATE BONDS (IDENTIFIED COST $39,455,718)	32,284,630

		MUTUAL FUND--6.6%
54,552,077		Prime Value Obligations Fund, Class IS (at net asset value)	54,552,077

		TOTAL INVESTMENTS (IDENTIFIED COST $802,265,252)[3]	$816,129,451

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's board of directors. At August 31, 2001, these securities amounted to $30,749,311 which represents 3.7% of net assets.

3 The cost of investments for federal tax purposes amounts to $802,265,252. The net unrealized appreciation of investments on a federal tax basis amounts to $13,864,199 which is comprised of $71,417,775 appreciation and $57,553,576 depreciation at August 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($828,091,333) at August 31, 2001.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
PHONES	--Participation Hybrid Option Note Exchangeable Securities
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

August 31, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost $802,265,252)		$816,129,451
Receivable for investments sold		18,493,257
Receivable for shares sold		120,197
Income receivable		1,310,085

TOTAL ASSETS		836,052,990

Liabilities:
Payable for investments purchased	$6,315,069
Payable for shares redeemed	726,813
Income distribution payable	408,641
Accrued expenses	511,134

TOTAL LIABILITIES		7,961,657

Net assets for 90,520,549 shares outstanding		$828,091,333

Net Assets Consist of:
Paid in capital		$936,101,184
Net unrealized appreciation of investments		13,864,199
Accumulated net realized loss on investments		(122,757,720)
Undistributed net investment income		883,670

TOTAL NET ASSETS		$828,091,333

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($453,989,063 ÷ 49,624,702 shares outstanding)		$9.15

Offering price per share (100/94.50 of $9.15)[1]		$9.68

Redemption proceeds per share		$9.15

Class B Shares:
Net asset value per share ($83,426,239 ÷ 9,112,789 shares outstanding)		$9.15

Offering price per share		$9.15

Redemption proceeds per share (94.50/100 of $9.15)[1]		$8.65

Class C Shares:
Net asset value per share ($28,939,483 ÷ 3,164,680 shares outstanding)		$9.14

Offering price per share		$9.14

Redemption proceeds per share (99.00/100 of $9.14)[1]		$9.05

Class F Shares:
Net asset value per share ($261,736,548 ÷ 28,618,378 shares outstanding)		$9.15

Offering price per share (100/99.00 of $9.15)[1]		$9.24

Redemption proceeds per share (99.00/100 of $9.15)[1]		$9.06

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended August 31, 2001 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $51,602)			$19,861,568
Interest			2,025,188

TOTAL INCOME			21,886,756

Expenses:
Investment adviser fee		$3,469,861
Administrative personnel and services fee		348,374
Custodian fees		27,328
Transfer and dividend disbursing agent fees and expenses		560,380
Directors'/Trustees' fees		8,283
Auditing fees		6,850
Legal fees		2,460
Portfolio accounting fees		74,598
Distribution services fee--Class B Shares		353,735
Distribution services fee--Class C Shares		121,371
Shareholder services fee--Class A Shares		627,936
Shareholder services fee--Class B Shares		117,912
Shareholder services fee--Class C Shares		40,457
Shareholder services fee--Class F Shares		370,316
Share registration costs		39,192
Printing and postage		43,212
Taxes		42,927
Miscellaneous		3,522

TOTAL EXPENSES		6,258,714

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(2,003)
Fees paid indirectly from directed broker arrangements	(8,072)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(10,075)

Net expenses			6,248,639

Net investment income			15,638,117

Realized and Unrealized Loss on Investments, Written Options Contracts and Foreign Currency Transactions:
Net realized loss on investments, written options contracts and foreign currency transactions			(36,965,447)
Net change in unrealized appreciation of investments and written options contracts			(35,671,221)

Net realized and unrealized loss on investments, written options contracts and foreign currency transactions			(72,636,668)

Change in net assets resulting from operations			$(56,998,551)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 8/31/2001	Year Ended 2/28/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$15,638,117	$31,552,101
Net realized loss on investments, written options contracts and foreign currency transactions	(36,965,447)	(80,935,251)
Net change in unrealized appreciation of investments and written options contracts	(35,671,221)	(69,950,946)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(56,998,551)	(119,334,096)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(9,167,162)	(20,002,171)
Class B Shares	(1,363,209)	(2,972,230)
Class C Shares	(468,856)	(1,078,581)
Class F Shares	(5,393,728)	(12,726,005)
Distributions from net realized gain on investments
Class A Shares	--	(8,198,464)
Class B Shares	--	(1,609,943)
Class C Shares	--	(602,834)
Class F Shares	--	(5,384,679)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(16,392,955)	(52,574,907)

Share Transactions:
Proceeds from sale of shares	14,139,305	87,195,609
Net asset value of shares issued to shareholders in payment of distributions declared	13,847,926	45,258,095
Cost of shares redeemed	(100,389,125)	(323,518,763)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(72,401,894)	(191,065,059)

Change in net assets	(145,793,400)	(362,974,062)

Net Assets:
Beginning of period	973,884,733	1,336,858,795

End of period (including undistributed net investment income of $883,670 and $1,638,508, respectively)	$828,091,333	$973,884,733

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2001	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$ 9.94	$11.62	$12.42	$14.07	$13.27	$12.79
Income From Investment Operations:
Net investment income	0.17	0.31	0.36	0.38	0.42	0.52
Net realized and unrealized gain (loss) on investments, written options contracts and foreign currency transactions	(0.78)	(1.49)	0.34	0.64	2.52	1.22

TOTAL FROM INVESTMENT OPERATIONS	(0.61)	(1.18)	0.70	1.02	2.94	1.74

Less Distributions:
Distributions from net investment income	(0.18)	(0.36)	(0.36)	(0.36)	(0.41)	(0.52)
Distributions from net realized gain on investments and foreign currency transactions	--	(0.14)	(1.14)	(2.31)	(1.73)	(0.74)

TOTAL DISTRIBUTIONS	(0.18)	(0.50)	(1.50)	(2.67)	(2.14)	(1.26)

Net Asset Value, End of Period	$ 9.15	$ 9.94	$11.62	$12.42	$14.07	$13.27

Total Return[2]	(6.20)%	(10.41)%	5.44%	7.04%	23.05%	14.34%

Ratios to Average Net Assets:

Expenses	1.25%[3]	1.24%	1.24%	1.23%	1.14%	1.15%

Net investment income	3.49%[3]	2.76%	2.86%	2.79%	3.01%	3.52%

Expense waivers/reimbursements[4]	--	0.01%	0.01%	0.01%	0.11%	0.12%

Supplemental Data:

Net assets, end of period (000 omitted)	$453,989	$523,944	$688,761	$756,510	$778,059	$759,732

Portfolio turnover	40%	84%	127%	94%	118%	44%

1 Beginning with the year ended February 29, 2000, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2001	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$ 9.95	$11.63	$12.42	$14.08	$13.28	$12.77
Income From Investment Operations:
Net investment income	0.13	0.23	0.26	0.28	0.30	0.44
Net realized and unrealized gain (loss) on investments, written options contracts and foreign currency transactions	(0.79)	(1.50)	0.35	0.63	2.53	1.21

TOTAL FROM INVESTMENT OPERATIONS	(0.66)	(1.27)	0.61	0.91	2.83	1.65

Less Distributions:
Distributions from net investment income	(0.14)	(0.27)	(0.26)	(0.26)	(0.30)	(0.40)
Distributions from net realized gain on investments and foreign currency transactions	--	(0.14)	(1.14)	(2.31)	(1.73)	(0.74)

TOTAL DISTRIBUTIONS	(0.14)	(0.41)	(1.40)	(2.57)	(2.03)	(1.14)

Net Asset Value, End of Period	$ 9.15	$ 9.95	$11.63	$12.42	$14.08	$13.28

Total Return[2]	(6.66)%	(11.09)%	4.73%	6.18%	22.10%	13.60%

Ratios to Average Net Assets:

Expenses	2.00%[3]	2.00%	1.99%	1.98%	1.90%	1.90%

Net investment income	2.73%[3]	2.01%	2.10%	2.04%	2.25%	2.81%

Expense waivers/reimbursements[4]	--	--	--	--	0.10%	0.12%

Supplemental Data:

Net assets, end of period (000 omitted)	$83,426	$100,487	$135,245	$142,858	$121,549	$101,619

Portfolio turnover	40%	84%	127%	94%	118%	44%

1 Beginning with the year ended February 29, 2000, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2001	2001	2000 [1]	1999	1998	1997
Net Asset Value, Beginning of Period	$ 9.94	$11.62	$12.42	$14.07	$13.28	$12.77
Income From Investment Operations:
Net investment income	0.13	0.23	0.26	0.28	0.31	0.42
Net realized and unrealized gain (loss) on investments, written options contracts and foreign currency transactions	(0.79)	(1.49)	0.34	0.64	2.51	1.23

TOTAL FROM INVESTMENT OPERATIONS	(0.66)	(1.26)	0.60	0.92	2.82	1.65

Less Distributions:
Distributions from net investment income	(0.14)	(0.28)	(0.26)	(0.26)	(0.30)	(0.40)
Distributions from net realized gain on investments and foreign currency transactions	--	(0.14)	(1.14)	(2.31)	(1.73)	(0.74)

TOTAL DISTRIBUTIONS	(0.14)	(0.42)	(1.40)	(2.57)	(2.03)	(1.14)

Net Asset Value, End of Period	$ 9.14	$ 9.94	$11.62	$12.42	$14.07	$13.28

Total Return[2]	(6.67)%	(11.09)%	4.65%	6.25%	23.03%	13.58%

Ratios to Average Net Assets:

Expenses	2.00%[3]	2.00%	1.99%	1.98%	1.90%	1.90%

Net investment income	2.73%[3]	2.00%	2.11%	2.03%	2.25%	2.77%

Expense waivers/reimbursements[4]	--	--	--	--	0.10%	0.12%

Supplemental Data:

Net assets, end of period (000 omitted)	$28,939	$34,223	$51,708	$58,012	$58,010	$58,196

Portfolio turnover	40%	84%	127%	94%	118%	44%

1 Beginning with the year ended February 29, 2000, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended February 28 or 29,
	8/31/2001	2001	2000 [1]	1999	1998	1997 [2]
Net Asset Value, Beginning of Period	$ 9.94	$11.62	$12.41	$14.07	$13.27	$12.37
Income From Investment Operations:
Net investment income	0.18	0.33	0.37	0.39	0.43	0.42
Net realized and unrealized gain (loss) on investments, written options contracts and foreign currency transactions	(0.79)	(1.51)	0.34	0.63	2.51	1.20

TOTAL FROM INVESTMENT OPERATIONS	(0.61)	(1.18)	0.71	1.02	2.94	1.62

Less Distributions:
Distributions from net investment income	(0.18)	(0.36)	(0.36)	(0.37)	(0.41)	(0.36)
Distributions from net realized gain on investments and foreign currency transactions	--	(0.14)	(1.14)	(2.31)	(1.73)	(0.36)

TOTAL DISTRIBUTIONS	(0.18)	(0.50)	(1.50)	(2.68)	(2.14)	(0.72)

Net Asset Value, End of Period	$ 9.15	$ 9.94	$11.62	$12.41	$14.07	$13.27

Total Return[3]	(6.20)%	(10.40)%	5.55%	6.99%	23.09%	13.39%

Ratios to Average Net Assets:

Expenses	1.25%[4]	1.22%	1.21%	1.20%	1.12%	1.12%[4]

Net investment income	3.48%[4]	2.78%	2.89%	2.81%	3.03%	3.79%[4]

Expense waivers/reimbursements[5]	--	0.03%	0.03%	0.03%	0.13%	0.15%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$261,737	$315,231	$461,145	$558,020	$625,142	$662,182

Portfolio turnover	40%	84%	127%	94%	118%	44%

1 Beginning with the year ended February 29, 2000, the fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

2 Reflects operations for the period from June 1, 1996 (date of initial public investment) to February 28, 1997.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

August 31, 2001 (unaudited)

ORGANIZATION

Federated Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Listed corporate bonds, other fixed income securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

As required, effective March 1, 2001, the Fund has adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing premiums and discounts on debt securities. Prior to March 1, 2001, the Fund did not amortize all premiums and discounts on debt securities. The cumulative effect of this accounting change had no material reclassification effects to the components of net assets of the Fund.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At February 28, 2001, the Fund for federal tax purposes, had a capital loss carryforward of $235,222, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At August 31, 2001, the Fund had no outstanding foreign currency commitments.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the six months ended August 31, 2001, the Fund had a realized gain of $376,841 on written options.

Contracts	Number of Contracts	Premium
Outstanding at 2/28/2001	800	$ 77,597

Options written	1,750	299,244

Options expired	(2,550)	(376,841)

Outstanding at 8/31/2001	--	--

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At August 31, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A	250,000,000
Class B	250,000,000
Class C	250,000,000
Class F	250,000,000
TOTAL	1,000,000,000

Transactions in capital stock were as follows:

	Six Months Ended 8/31/2001		Year Ended 2/28/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,005,713	$9,851,530	5,608,022	$61,707,487
Shares issued to shareholders in payment of distributions declared	859,813	8,236,087	2,378,887	25,765,913
Shares redeemed	(4,945,729)	(48,070,815)	(14,556,381)	(161,088,974)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,080,203)	$(29,983,198)	(6,569,472)	$(73,615,574)

	Six Months Ended 8/31/2001		Year Ended 2/28/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	292,101	$2,856,387	1,475,965	$16,561,752
Shares issued to shareholders in payment of distributions declared	119,156	1,142,447	362,446	3,926,326
Shares redeemed	(1,399,421)	(13,565,183)	(3,367,709)	(37,528,790)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(988,164)	$(9,566,349)	(1,529,298)	$(17,040,712)

	Six Months Ended 8/31/2001		Year Ended 2/28/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	35,407	$347,528	222,947	$2,513,562
Shares issued to shareholders in payment of distributions declared	41,905	401,256	135,467	1,466,471
Shares redeemed	(356,587)	(3,465,135)	(1,364,461)	(15,175,607)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(279,275)	$(2,716,351)	(1,006,047)	$(11,195,574)

	Six Months Ended 8/31/2001		Year Ended 2/28/2001
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	112,144	$1,083,860	555,250	$6,412,808
Shares issued to shareholders in payment of distributions declared	424,574	4,068,136	1,300,468	14,099,385
Shares redeemed	(3,635,928)	(35,287,992)	(9,828,844)	(109,725,392)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(3,099,210)	$(30,135,996)	(7,973,126)	$(89,213,199)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(7,446,852)	$(72,401,894)	(17,077,943)	$(191,065,059)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Passport Research Ltd., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser's general partner is Federated Investment Management Company ("FIMC").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by FIMC, an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B, Class C and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

For the six months ended August 31, 2001, Class F Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the six months ended August 31, 2001, the Fund's expenses were reduced by $8,072 under these arrangements.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended August 31, 2001, were as follows:

Purchases	$343,844,689

Sales	$430,014,187

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

AMANDA J. WILLIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholde rs in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Utility Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 314286105
Cusip 314286204
Cusip 314286303
Cusip 314286402

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

8092606 (10/01)